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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 26, 1999


     CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1999,
                 providing for the issuance of the CWABS, INC.
                  Asset-Backed Certificates, Series 1999-1).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                   333-60823                  95-4596514
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
    of Incorporation)                                      Identification No.)




  4500 Park Granada
Calabasas, California                                  91302
----------------------                               ----------
(Address of Principal                                (Zip Code)
  Executive Offices)

     Registrant's telephone number, including area code (818) 225-3240


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


Item 5.  Other Events.

Filing of Certain Materials

     In connection with the issuance of CWABS, INC. Asset-Backed Certificates, Series 1999-1 (the "Certificates"), CWABS, INC. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1



Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1      Opinion of Brown & Wood LLP re Tax Matters.























________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 26, 1998 and prospectus supplement dated February 18, 1999, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1999-1.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CWABS, INC.



                                                   By: /s/ David Walker
                                                           David Walker
                                                           Vice President



Dated:   February 26, 1999

                                 Exhibit Index


Exhibit                                                                Page
8.1               Opinion of Brown & Wood LLP re Tax matters            5

Exhibit 8.1

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599






                                                             February 26, 1999

Prudential Securities Incorporated
One New York Plaza, 14th Floor
New York, New York  10292

Countrywide Securities Corporation
4500 Park Granada
Calabasas, California  91302

NationsBanc Montgomery Securities LLC
100 North Tryon Street
NC1-007-11-07
Charlotte, North Carolina 28255


                  Re:  CWABS, Inc.
                       Asset-Backed Certificates, Series 1999-1


Ladies and Gentlemen:

     We have acted as special counsel for CWABS, Inc., a Delaware corporation (the "Company"), in connection with the issuance of the CWABS, Inc. Asset-Backed Certificates of the above-referenced Series (the "Certificates"). The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class MF-1, Class MF-2, Class BF, Class AV-1, Class MV-1, Class MV-2 and Class BV Certificates are referred to herein as the "Public Certificates".

     The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing Agreement dated as of February 1, 1999 (the "Pooling and Servicing Agreement") among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and master servicer, and The Bank of New York, as trustee (the "Trustee"). The assets of the Trust Fund will consist primarily of a pool of conventional sub-prime mortgage loans (the "Mortgage Loans") secured by first and second liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

     In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

          (1) Signed copy of the Registration Statement on Form S-3 (File No. 333-60823) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on August 6, 1998, together with each amendment thereto (such registration statement, as amended and as declared effective by the Commission on October 26, 1998, is referred to herein as the "Registration Statement").

          (2) The Prospectus dated October 26, 1998 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement relating to the Public Certificates, dated February 18, 1999 (the "Prospectus Supplement"), in the form to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

          (3) The Pooling and Servicing Agreement (together with the Prospectus, the "Documents").

          (4) A specimen Certificate of each Class of Certificates.

     In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. Our opinions are also based on the assumption that there are no agreements or understandings with respect to those transactions contemplated in the Documents other than those contained in the Documents. Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein.

     As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Company and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Public Certificates.

     As of the Closing Date, the Upper Tier REMIC and REMIC 1, REMIC 2, and REMIC 3 (each of REMIC 1, REMIC 2 and REMIC 3, a "Lower Tier REMIC") will each qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming (i) an election is made to treat the assets of the Upper Tier REMIC and the assets of each Lower Tier REMIC as a REMIC, (ii) compliance with the Pooling and Servicing Agreement, and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder. The Public Certificates and the Class B-IO Certificates represent ownership of regular interests in the Upper Tier REMIC. The Class R Certificates represent ownership of the sole class of residual interest in the Upper Tier REMIC and in each Lower Tier REMIC. The Fixed Rate Carryover Reserve Fund and the Adjustable Rate Carryover Reserve Fund are outside reserve funds that are not assets of the Upper Tier REMIC or any of the Lower Tier REMICs. The rights of the Class AV-1, Class MV-1, Class MV-2 and Class BV Certificates to receive payments from the Adjustable Rate Carryover Reserve Fund represent, for federal income tax purposes, interests in an interest rate cap contract. The rights of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class MF-1, Class MF-2 and Class BF Certificates to receive payments from the Fixed Rate Carryover Reserve Fund represent, for federal income tax purposes, interests in an interest rate cap contract.

     The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                                     Very truly yours,

                                                     /s/ Brown & Wood LLP

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                             February 26, 1999


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWABS, Inc.
                  File No. 333-60823
                  Asset-Backed Certificates, 1999-1




Ladies and Gentlemen:

         On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes.

                                                     Very truly yours,

                                                     /s/ Erinn Harley-Lewis

                                                     Erinn Harley-Lewis

Enclosure